Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99 I Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99 I FUND NAME PRINTS HERE COMMON SHARES The Special Meeting of shareholders will be held Friday, May 15, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. NIO — C LABEL BELOW FOR MIS USE ONLY! PO# M-3518 NUVEEN INVESTMENTS LLC #684 NUVEEN CLOSED-END ETF SPECIAL MEETING #7 FUNDS COMMON STOCK — CARD DD ORIGINAL 2-UP 04-14-09 JM CONTROL BOX REPLACEMENT 04-14-09 JM ELLEN (NUVEEN-ETF — SPCL MTG — NIO COM 2009 EA-DD) MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___OK TO PRINT AS IS* ___*By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. 1. To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Nuveen Insured Florida Premium Income Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to Nuveen Insured Municipal Opportunity Fund, Inc. (the “Acquiring Fund”) in exchange solely for shares of common stock (“common shares”) and shares of Municipal Auction Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust (collectively, the “Reorganization”). 2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. PLEASE SIGN ON REVERSE SIDE FOR AGAINST ABSTAIN 0 0 0 0 0 0 NIO — C MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___OK TO PRINT AS IS* ___*By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE LABEL BELOW FOR MIS USE ONLY! PO# M-3518 NUVEEN INVESTMENTS LLC #684 NUVEEN CLOSED-END ETF SPECIAL MEETING #7 FUNDS COMMON STOCK — CARD DD ORIGINAL 2-UP 04-14-09 JM ELLEN (NUVEEN-ETF — SPCL MTG — NIO COM 2009 EA-DD)

3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 the recorded instructions. www.nuveen.com 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. 999 999 999 999 99 I THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FUND NAME PRINTS HERE FOR THE SPECIAL MEETING OF SHAREHOLDERS, COMMON SHARES MAY 15, 2009 The Special Meeting of shareholders will be held Friday, May 15, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. NIO — C MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___ OK TO PRINT AS IS* ___*By signing this form you are authorizing LABEL BELOW FOR MIS USE ONLY! MIS to print this form in its current state. PO# M-3518 NUVEEN INVESTMENTS LLC #684 SIGNATURE OF PERSON AUTHORIZING PRINTING DATE NUVEEN CLOSED-END ETF SPECIAL MEETING #7 FUNDS COMMON STOCK - CARD DD ORIGINAL 2-UP 04-14-09 JM CONTROL BOX REPLACEMENT 04-14-09 JM ELLEN (NUVEEN-ETF — SPCL MTG - NIO COM 2009 EA-DD)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Nuveen Insured Florida Premium Income Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to Nuveen Insured Municipal 0 0 0 Opportunity Fund, Inc. (the “Acquiring Fund”) in exchange solely for shares of common stock (“common shares”) and shares of Municipal Auction Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust (collectively, the “Reorganization”). 2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. 0 0 0 PLEASE SIGN ON REVERSE SIDE NIO — C MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___OK TO PRINT AS IS* ___*By signing this form you are authorizing LABEL BELOW FOR MIS USE ONLY! MIS to print this form in its current state. PO# M-3518 NUVEEN INVESTMENTS LLC #684 SIGNATURE OF PERSON AUTHORIZING PRINTING DATE NUVEEN CLOSED-END ETF SPECIAL MEETING #7 FUNDS COMMON STOCK — CARD DD ORIGINAL 2-UP 04-14-09 JM ELLEN (NUVEEN-ETF — SPCL MTG — NIO COM 2009 EA-DD)

3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 the recorded instructions. www.nuveen.com 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. 999 999 999 999 99 I THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FUND NAME PRINTS HERE FOR THE SPECIAL MEETING OF SHAREHOLDERS, PREFERRED SHARES MAY 15, 2009 The Special Meeting of shareholders will be held Friday, May 15, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. NIO — P MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___ OK TO PRINT AS IS* ___*By signing this form you are authorizing LABEL BELOW FOR MIS USE ONLY! MIS to print this form in its current state. PO# M-3518 NUVEEN INVESTMENTS LLC #684 SIGNATURE OF PERSON AUTHORIZING PRINTING DATE NUVEEN CLOSED-END ETF SPECIAL MEETING #7 FUNDS PREFERRED STOCK - CARD EE ORIGINAL 2-UP 04-14-09 JM CONTROL BOX REPLACEMENT 04-14-09 JM ELLEN (NUVEEN-ETF — SPCL MTG — NIO PREF 2009 EA-EE)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Nuveen Insured Florida Premium Income Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to Nuveen Insured Municipal 0 0 0 Opportunity Fund, Inc. (the “Acquiring Fund”) in exchange solely for shares of common stock and shares of Municipal Auction Rate Cumulative Preferred stock (“MuniPreferred”), Series W3 and Series TH3, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W and Series TH, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust. PLEASE SIGN ON REVERSE SIDE NIO — P MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___OK TO PRINT AS IS* ___*By signing this form you are authorizing LABEL BELOW FOR MIS USE ONLY! MIS to print this form in its current state. PO# M-3518 NUVEEN INVESTMENTS LLC #684 SIGNATURE OF PERSON AUTHORIZING PRINTING DATE NUVEEN CLOSED-END ETF SPECIAL MEETING #7 FUNDS PREFERRED STOCK — CARD EE ORIGINAL 2-UP 04-14-09 JM ELLEN (NUVEEN-ETF — SPCL MTG — NIO PREF 2009 EA-EE)